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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 17, 2002
                Date of Report (Date of earliest event reported)


                             URBAN OUTFITTERS, INC.
               (Exact Name of Registrant as Specified in Charter)

      Pennsylvania                   0-16999               22-2003332
(State or Other Jurisdiction   (Commission File No.)     (IRS Employer
     of Incorporation)                                 Identification No.)


                    1809 Walnut Street, Philadelphia PA 19103
          (Address of Principal Executive Offices, including Zip Code)


                                 (215) 564-2313
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events

        Urban Outfitters, Inc. (the "Company") is filing as an exhibit hereto an Underwriting Agreement to be incorporated by reference into its Registration Statement on Form S-3 (File No. 333-84284), filed on March 14, 2002, and as amended on March 28, 2002.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits:

1.1 Underwriting Agreement, dated April 16, 2002 among the Company, the parties identified as Selling Shareholders therein and Credit Suisse First Boston Corporation, UBS Warburg LLC, U.S. Bancorp Piper Jaffray Inc., Wedbush Morgan Securities Inc., and Investec PMG Capital Corp., as representatives of the several underwriters named therein.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            URBAN OUTFITTERS, INC.



Date:  April 17, 2002                       By:      /s/ Glen A. Bodzy
                                               --------------------------------
                                               Glen A. Bodzy
                                               Secretary

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                                 Exhibit Index

1.1 Underwriting Agreement, dated April 16, 2002 among the Company, the parties identified as Selling Shareholders therein and Credit Suisse First Boston Corporation, UBS Warburg LLC, U.S. Bancorp Piper Jaffray Inc., Wedbush Morgan Securities Inc., and Investec PMG Capital Corp., as representatives of the several underwriters named therein.

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